PROPERTY PURCHASE AGREEMENT

THIS PROPERTY PURCHASE AGREEMENT made and entered into as of the 26th day of May, 2016.

BETWEEN:

KLONDIKE GOLD CORP., a company having an office at Suite 715, 675 West Hastings Street, Vancouver, British Columbia, Canada, V6B 1N2

(“Klondike”);

OF THE FIRST PART

AND:

RISE RESOURCES INC., a company having an office at 700 – 510 West Hastings Street, Vancouver, British Columbia, Canada, V6B 1L8

(“Rise”);

OF THE SECOND PART

WHEREAS:

(A)

Klondike is the registered, legal and beneficial owner of a 100% interest in those certain mineral claims, which are located in southeast British Columbia, and which are more particularly described in Schedule “A” which is attached hereto (the “Property”), subject to the Klondike Royalty (as hereinafter defined) and certain underlying royalties as more particularly described in Schedule “B” which is attached hereto (the “Underlying Royalties”); and

(B)

Klondike wishes to sell, and Rise wishes to purchase, all of Klondike’s right, title and interest in and to the Property and receive the Assignment (as hereinafter defined) by paying certain consideration on the terms and conditions herein provided.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties agree as follows:

PART 1
DEFINITIONS

1.1

In this Agreement, except as otherwise expressly provided or as the context otherwise requires:

(a)

“Affiliate Shares” has the meaning ascribed to it in Section 4.3 hereof;

(b)

“Affiliate Shares Option” has the meaning ascribed to it in Section 4.3(b) hereof;

(c)

“Affiliate Warrants” has the meaning ascribed to it in Section 4.4 hereof;

(d)

“Affiliate Warrants Option” has the meaning ascribed to it in Section 4.4 hereof;

(e)

“Agreement” means this agreement and includes the Schedules hereto;

(f)

“Applicable Law” means, with respect to any Person, property, transaction, event or other matter, any Law relating or applicable to such Person, property, transaction, event or other matter an includes, where appropriate, any interpretation of Law (or any part), including without limitation any guidelines, by any Person having jurisdiction over it, or charged with its administration or interpretation;

(g)

“Assignment” has the meaning ascribed to it in Section 4.1 hereof;

(h)

“Assignment Agreement” has the meaning ascribed to it in Section 4.9 hereof;

(i)

“Assignment and Transfer Agreement” has the meaning ascribed to it in Section 4.9 hereof;

(j)

“Claim” means any and all losses, liabilities, expenses, costs, damages, actions, claims (including Environmental Claims), proceedings, suits and obligations of every kind and nature, including, without limitation, any losses, liabilities, expenses, costs, damages, actions, claims (including Environmental Claims), proceedings, suits and obligations relating to damage to property, personal injury and loss or diminution of mineral claim rights and land use rights;

(k)

“Communication” has the meaning ascribed to it in Section 15.1;

(l)

“Controlled Shares” has the meaning ascribed to it in Section 4.6;

(m)

“CSE” means the Canadian Stock Exchange;

(n)

“Declaration” has the meaning ascribed to it in Section 4.5(a);

(o)

“Dropped Claims” has the meaning ascribed to it in Section 4.10(d);

(p)

“Environmental Claims” means any and all administrative, regulatory, or judicial actions, suits, demands, claims, liens, notices of non-compliance or violation,

investigations, or proceedings relating in any way to any Environmental Law or any permit issued under any Environmental Law, including, without limitation:

(i)

any and all claims by government or regulatory authorities for enforcement, clean-up, removal, response, remedial, or other actions or damages under any applicable Environmental Law; and

(ii)

any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation, or injunctive or other relief resulting from hazardous materials, including any release of those claims, or arising from alleged injury or threat of injury to human health or safety (arising from environmental matters) or the environment;

(q)

“Environmental Laws” means all requirements of the common law, civil code, or of environmental, health, or safety statutes of any agency, board, or governmental authority applicable to the Property including, but not limited to, those relating to (i) noise, (ii) pollution or protection of the air, surface water, ground water, or land, (iii) solid, gaseous, or liquid waste generation, handling, treatment, storage, disposal, or transportation, (iv) exposure to hazardous or toxic substances, or (v) the closure, decommissioning, dismantling, or abandonment of any facilities, mines, or workings and the reclamation or restoration of lands;

(r)

“Exercise Date” has the meaning ascribed to it in Section 4.5;

(s)

“Final Payment” has the meaning ascribed to it in Section 4.2(b);

(t)

“Final Payment Shares” has the meaning ascribed to it in Section 11.5(b)(i);

(u)

“Final Payment Warrants” has the meaning ascribed to it in Section 11.5(b)(ii);

(v)

“First Closing” has the meaning ascribed to it in Section 4.1 hereof;

(w)

“First Closing Date” means 60 days after the signing of this Agreement or such other date as shall be agreed to in writing by the parties hereto but in any event no later than July 31, 2016;

(x)

“Initial Payment” has the meaning ascribed to it in Section 4.2(a);

(y)

“Klondike Royalty” means a 2% net smelter returns on production from the Property and which royalty may become, from time to time, payable to Klondike hereunder pursuant to Part 5 as such Klondike Royalty is more particularly defined in Schedule “C” which is attached hereto;

(z)

“Knowledge” when used in reference to a party hereto, means such party’s active knowledge without independent inquiry or investigation;

(aa)

“Law” means any law, rule, statute, ordinance, code, regulation, order, judgment, decree, treaty, court or administrative decision or ruling, policy or other requirement or rule of law having the force of law;

(bb)

“Option Notice” has the meaning ascribed to it in Section 4.5(b);

(cc)

“Person” is to be broadly interpreted and includes an individual, a corporation, a partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government, and the executors, administrators or other legal representatives of an individual in such capacity;

(dd)

“Property” means the mineral claims described in Schedule “A” which is attached hereto, and all mining leases and other mining interests derived therefrom, and a reference herein to a mineral claim comprised in the Property includes any mineral leases or other interests into which such mineral claim may have been converted;

(ee)

“Regulation S” means Regulation S under the U.S. Securities Act;

(ff)

“Schedules” means the documents attached hereto as follows:

(i)

Schedule “A” – Mineral Claims Comprising the Property;

(ii)

Schedule “B” – Underlying Royalties;

(iii)

Schedule “C” – Net Smelter Returns Royalty Deed;

(iv)

Schedule “D” – Assignment and Transfer Agreement; and

(v)

Schedule “E” – Assignment Agreement.

(gg)

“Second Closing” means the completion of the purchase and sale contemplated in this Agreement;

(hh)

“Second Closing Date” means the first anniversary of the First Closing Date;

(ii)

“Shares” means common shares in the capital of Rise;

(jj)

“TSXV” means the TSX Venture Exchange;

(kk)

“Trading Day” means a day on which the CSE (or other stock exchange on which the Shares are principally traded) is open for trading and the Shares have traded;

(ll)

“Underlying Royalties” has the meaning ascribed to it on the first page of this Agreement;

(mm)

“United States” means the United States of America, its territories, and State of the United States and the District of Columbia;

(nn)

“U.S. Person” means a U.S. Person as defined in Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person;

(oo)

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(pp)

“Warrants” means common share purchase warrants entitling the holder to purchase one Share at a price that is a 20% premium to the 10-day volume weighted average price of Rise’s Shares listed on the CSE immediately prior to the date of issuance and having an expiry date of 24 months from the date of issuance.

PART 2
REPRESENTATIONS AND WARRANTIES OF KLONDIKE

2.1

Klondike represents and warrants to Rise that:

(a)

Klondike is a corporation duly incorporated and validly existing and in good standing under the laws of the Province of British Columbia, has all requisite corporate power and authority and is duly qualified and holds all necessary material permits, licenses and authorizations necessary or required to carry on its business as now conducted and to own, lease or operate its properties and assets and no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding up, and Klondike has all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder;

(b)

Klondike is a reporting issuer under the securities laws of British Columbia, Alberta and Quebec and is not in default of any requirement of such securities laws, and is not included on a list of defaulting reporting issuers maintained by the securities regulators of British Columbia, Alberta or Quebec;

(c)

Klondike has full corporate power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(d)

the execution and delivery of this Agreement and the performance by Klondike of its obligations hereunder and the consummation of the transactions contemplated in this Agreement do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both); (i) any statute, rule or regulation applicable to Klondike including, without limitation, applicable securities laws and the rules, regulations and policies of the TSXV; (ii) the constating documents or resolutions of the directors or shareholders of Klondike which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, joint venture, partnership, instrument, lease or other document to which Klondike is a party or by which it is bound; or (iv) any judgment, decree or order binding on Klondike;

(e)

the Property is free and clear of all liens, charges and encumbrances, with the exception of the Klondike Royalty and the Underlying Royalties;

(f)

there are no actions, suits, investigations or proceedings before any court, arbitrator, administrative agency or other tribunal or governmental authority, whether pending or, to the knowledge of Klondike, threatened, which directly or indirectly relate to or affect the interests of Klondike in the Property;

(g)

this Agreement constitutes a legal, valid and binding obligation of Klondike, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights and remedies generally from time to time in effect and the exercise by courts of equity powers or their application of principles of public policy;

(h)

no third party consent of any kind, which as of the date hereof has not been obtained, is required by Klondike to enter into this Agreement;

(i)

Klondike has paid, or will in a timely manner pay all taxes, assessment, rentals, levies, or other payments relating to the Property required as of the date hereof to be made to any federal, provincial, or municipal government instrumentality;

(j)

the Property has been operated substantially in accordance with all applicable Environmental Laws and there are no environmental conditions existing on the Property to which any material remedial action is required or any material liability has been imposed under applicable Environmental Laws;

(k)

Klondike has not received from any government instrumentality any notice of or communication relating to any actual or alleged Environmental Claims and there are no outstanding work orders or actions required to be taken relating to environmental matters respecting the Property or any operations carried out on the Property;

(l)

no environmental audit, assessment, study or test has been conducted in relation to the mineral claims comprising the Property by or on behalf of Klondike nor is Klondike aware after reasonable inquiry of any of the same having been conducted by or on behalf of any governmental authority or by any other person;

(m)

the mineral claims comprising of the Property have been duly and validly staked and are recorded in the name of Klondike, are accurately described in Schedule “A”, are in good standing under the laws of the jurisdiction in which they are located and are free and clear of all liens, charges, underlying royalties and encumbrances granted by Klondike other than those of which Rise has been advised in writing, including the Klondike Royalty and the Underlying Royalties; and

(n)

there is no adverse claim or challenge against or to the ownership of or title to any of the mineral claims comprising the Property, nor is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof.

2.2

In addition to the representations and warranties contained in Section 2.1 and in connection with the issuance of the Shares and Warrants to Klondike in accordance with this Agreement, Klondike agrees, acknowledges, represents and warrants that:

(a)

it is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S promulgated under the U.S. Securities Act (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

(b)

none of the Shares, Warrants, or Shares underlying the Warrants (“Warrant Shares”) have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, are “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any and all other applicable securities laws;

(c)

all certificates representing the Shares, Warrants and Warrant Shares issued prior to four months and a day from the date of issuance of the Warrants will be endorsed with the following legends in accordance with National Instrument 45-102 – Resale of Securities and in accordance with the U.S. Securities Act or such similar legends as deemed advisable by the Company and its legal counsel to ensure compliance with all applicable securities laws until such time as the same is no longer required under applicable securities laws:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for Warrants add: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE

CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

provided, however, if any Shares, Warrants or Warrants Shares are being sold, the legend may be removed by delivery to the registrar and transfer agent and Rise of an opinion of counsel, of recognized standing reasonably satisfactory to Rise, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

If any Warrant Shares are issued subsequent to four months and a day from the date of issuance of the Warrants, then all certificates representing such Warrant Shares will only be endorsed with the second of the two restrictive legends set forth immediately above.

(d)

it acknowledges that in addition to the legends set forth in (c) above, the certificates representing the Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT MAY NOT BE EXERCISED BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(e)

it has been independently advised as to the applicable hold periods imposed in respect of the Shares, Warrants and Warrant Shares by applicable securities laws and regulatory policies and confirms that no representations by Rise has been made respecting the hold periods applicable to the Shares, Warrants and Warrant Shares and is aware of the risks and other characteristics of the Shares, Warrants and Warrant Shares and of the fact that Klondike may not be able to resell the Shares, Warrants and Warrant Shares acquired by Klondike except in accordance with applicable securities laws and regulatory policies and that the Shares, Warrants and Warrant Shares may be subject to resale restrictions and may bear a legend to this effect.

(f)

it is not acquiring the Shares and Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(g)

it is acquiring the Shares and Warrants for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares or Warrants in the United States or to U.S. Persons;

(h)

it will not engage in any hedging transactions involving any of the Shares, Warrants or Warrant Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with any and all applicable securities laws;

(i)

it has not acquired the Shares and Warrants as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S) in the United States in respect of the Shares, Warrants and Warrant Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares, Warrants or Warrant Shares; provided, however, that the undersigned may sell or otherwise dispose of the Shares, Warrants and Warrant Shares pursuant to registration thereof under the U.S. Securities Act and any and all applicable securities laws or under an exemption from such registration requirements;

(j)

Rise has not undertaken, and will have no obligation, to register any of the Shares, Warrants or Warrant Shares under the U.S. Securities Act;

(k)

it has been advised to consult its own respective legal, tax and other advisors with respect to the merits and risks of acquiring the Shares and Warrants and, with respect to applicable resale restrictions, is solely responsible (and Rise is not in any way responsible) for compliance with applicable resale restrictions;

(l)

it and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Rise in connection with the acquisition of the Shares and Warrants under this Agreement, and to obtain additional information, to the extent possessed or obtainable by Rise without unreasonable effort or expense;

(m)

if it decides to offer, sell or otherwise transfer any of the Shares, Warrants or Warrant Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)

the sale is to Rise;

(ii)

the sale is made outside the United States in a transaction meeting the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws; or

(iv)

the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and in the case of (iii) and (iv), it has prior to such sale furnished to Rise an opinion of counsel reasonably satisfactory to Rise;

(n)

it (i) is able to fend for itself in connection with the acquisition of the Shares and Warrants; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its investment in the Shares and Warrants; and (iii) has the ability to bear the economic risks of its investment and can afford the complete loss of such investment;

(o)

it is outside the United States when receiving and executing this Agreement and no other person has a direct or indirect beneficial interest in the Shares and Warrants; and

(p)

the Shares and Warrants are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States.

2.3

The representations and warranties contained in Section 2.1 are provided for the exclusive benefit of Rise, and a breach of any one or more thereof may be waived by Rise in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 2.1 will survive the First Closing Date and continue in full force and effect for a period of twenty-four (24) months at which time they shall expire except as to claims made prior to the expiration of such period.

2.4

Rise is entitled to rely on the agreements, acknowledgements, representations and warranties of Klondike contained in Section 2.2 in connection with the issuance of the Shares and Warrants to Klondike, and Klondike will hold harmless Rise from any loss or damage either one may suffer as a result of any such agreements, acknowledgements, representations and/or warranties made by Klondike not being true and correct.

PART 3
REPRESENTATIONS AND WARRANTIES OF RISE

3.1

Rise represents and warrants to Klondike as follows:

(a)

Rise is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Nevada, has all requisite corporate power and authority and is duly qualified and holds all necessary material permits, licenses and authorizations necessary or required to carry on its business as now conducted and to own, lease or operate its properties and assets and no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding up, and Rise has all requisite power and authority to enter into this agreement and to carry out its obligations hereunder;

(b)

Rise is a reporting issuer under the securities laws of the United States, British Columbia, Alberta and Ontario, and is not in default of any requirement of such securities laws, and not included on a list of defaulting reporting issuers maintained by the securities regulators of British Columbia, Alberta and Ontario;

(c)

the execution and delivery of this Agreement and the performance by Rise of its obligations hereunder, and the issuance and delivery of the Shares hereunder and the consummation of the transactions contemplated in this Agreement do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (i) any statute, rule or regulation applicable to Rise including, without limitation, applicable securities laws and the rules, regulations and policies of the CSE; (ii) the constating documents or resolutions of the directors or shareholders of Rise which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, joint venture, partnership, instrument, lease or other document to which Rise is a party or by which it is bound; or (iv) any judgment, decree or order binding on Rise or the property or assets thereof;

(d)

all necessary corporate action has been taken by Rise to carry out its obligations hereunder and to allot and authorize the issuance of the Shares and Warrants;

(e)

Rise’s authorized capital consists of a maximum of 400,000,000 common shares having a par value of $0.001 per share, of which 31,347,011 common shares are issued and outstanding as of the date hereof;

(f)

the common shares of Rise are listed and posted for trading on the CSE and the OTC Pink and all necessary notices and filings have been or will be made with and all necessary consents, approvals and authorizations, if required, obtained by Rise from the CSE to ensure that the Shares will be listed and posted for trading on the CSE subject to applicable hold periods and restrictions on resale under National Instrument 45-102 - Resale of Securities as well as applicable resale restrictions in accordance with Rule 144 under the U.S. Securities Act; and

(g)

this Agreement constitutes a legal, valid and binding obligation of Rise, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights and remedies generally from time to time in effect and the exercise by courts of equity powers or their application of principles of public policy.

3.2

The representations and warranties contained in Section 3.1 are provided for the exclusive benefit of Klondike and a breach of any one or more thereof may be waived by Klondike in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in Section 3.1 will survive the First Closing Date and continue in full force and effect for a period of twenty-four (24) months, at which time they shall expire except as to claims made prior to the expiration of such period; provided, however, that the representations and warranties of Rise contained in Section 3.1(d) will survive the execution hereof indefinitely.

PART 4
PURCHASE AND SALE

4.1

Klondike agrees to sell to Rise and Rise agrees to purchase the Property subject to the Klondike Royalty and the Underlying Royalties, and Klondike agrees to assign all of its rights in and to the Underlying Royalties to Rise (the “Assignment”) subject to the terms and conditions of this Agreement.

4.2

As full consideration for the purchase of the Property and the Assignment from Klondike, subject to the Klondike Royalty and the Underlying Royalties, Rise shall make the following payments to Klondike in accordance with the requirements of Part 11 herein below:

(a)

on the First Closing Date, Rise will

(i)

pay Klondike a sum of CAD$50,000;

(ii)

issue to Klondike 1,500,000 Shares; and

(iii)

issue to Klondike 1,500,000 Warrants;

(collectively, the “Initial Payment”) (the “First Closing”); and

(b)

on the Second Closing Date, Rise will:

(i)

pay Klondike a sum of CAD$150,000;

(ii)

issue to Klondike 2,000,000 Shares; and

(iii)

issue to Klondike 1,000,000 Warrants;

(collectively, the “Final Payment”).

4.3

Klondike will have the option to receive alternate payment for any Shares issuable under the Final Payment that would result in Klondike controlling, or having the right to control, an amount of Shares that is greater than 9.99% of the issued and outstanding Shares on the Second Closing Date (the “Affiliate Shares”); alternative payment for Affiliate Shares will be in the form of cash payments equivalent to the value of the Affiliate Shares, based on

(a)

the greater of

(i)

the average of the closing price of the Shares on the CSE (or other stock exchange on which the Shares are principally traded) for the ten (10) Trading Days prior to the Exercise Date; and

(ii)

CAD$0.05; or

(b)

if the Shares are not listed on a stock exchange, the price per Share of the most recently closed financing (the “Affiliate Shares Option”).

4.4

Klondike will have the option to receive alternate payment for any Warrants issuable under the Final Payment that would result in Klondike controlling, or having the right to control, an amount of Shares greater than 9.99% of the issued and outstanding Shares on the Second Closing Date (the “Affiliate Warrants”); alternate payment for Affiliate Warrants will be in the form of cash payments equivalent to the value of the Affiliate Warrants, based on the Black-Scholes value of the Affiliate Warrants as at the business day immediately preceding the Exercise Date (the “Affiliate Warrants Option”).

4.5

Klondike may exercise the Affiliate Shares Option and/or the Affiliate Warrants Option for such portion of the Final Payment any day up to sixty-five (65) days prior to the Second Closing Date (the “Exercise Date”) by:

(a)

providing a declaration to Rise by 12:00pm, on the Trading Day immediately preceding the Exercise Date that it would control, or have the right to control, more than 9.99% of the Shares on the Second Closing Date (assuming no Shares are issued from or returned to Rise’s treasury between the Exercise Date and the Second Closing Date) if it received the amount of Shares and/or Warrants from the Final Payment that it wishes to be paid for in cash equivalents in accordance with the Affiliate Shares Option and Affiliate Warrants Option (the “Declaration”); and

(b)

giving written notice to Rise of its intention to exercise the Affiliate Shares Option and/or the Affiliate Warrants Option by 12:00pm (Vancouver time) on the Trading Day immediately preceding the Exercise Date (the “Option Notice”).

4.6

For the purposes of determining the number of Shares Klondike controls, or has the right to control, in Sections 4.3 and 4.4 (the “Controlled Shares”), the Final Payment Shares will be deemed to be allocated to the number of Controlled Shares that is less than 9.99% of the issued and outstanding Shares on the Second Closing Date prior to the inclusion of any Final Payment Warrants; in other words, no Final Payment Warrants can be allocated towards the number of Controlled Shares that is less than 9.99% of the issued and outstanding Shares on the Second Closing Date until all the Final Payment Shares have been accounted for in the Controlled Shares.

4.7

Should Klondike exercise the Affiliate Shares Option and/or the Affiliate Warrants Option, it will extinguish any obligation Rise has to issue Klondike the respective Affiliate Shares and/or Affiliate Warrants.

4.8

If, prior to the issuance of the Shares and Warrants as provided in Sections 4.2(a) and 4.2(b), there is any reorganization of the authorized capital of Rise by way of consolidation, merger, sub-division, amalgamation or otherwise, then there will automatically be a corresponding adjustment to the number of Shares and Warrants to be issued to Klondike hereunder so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. Rise shall have the sole and exclusive power to make such adjustments as it considers necessary and appropriate.

4.9

Klondike agrees on the receipt of the Initial Payment to grant, assign, convey and transfer the Property to Rise subject to the Klondike Royalty and the Underlying Royalties by executing an assignment and transfer agreement (the “Assignment and Transfer Agreement”) in substantially the same form as provided in Schedule “D” which is attached hereto, and to effect the Assignment by executing an assignment agreement (the “Assignment Agreement”) in substantially the same form as provided in Schedule “E” which is attached hereto.

4.10

Subject to termination in accordance with Part 13, on and after the First Closing of the transactions contemplated herein Rise shall assume all the ongoing responsibilities and obligations of Klondike under the Assignment Agreement and, without limiting the generality of the foregoing it will:

(a)

keep the Property in good standing free and clear of all liens, charges and encumbrances, with the exception of the Klondike Royalty and the Underlying Royalties;

(b)

pay in a timely manner all taxes, assessment, rentals, levies, or other payments relating to the Property to be made to any federal, provincial, or municipal government instrumentality;

(c)

operate the Property substantially in accordance with all applicable Environmental Laws;

(d)

in circumstances where Rise determines to drop any of the claims comprising the Property (the “Dropped Claims”), notify Klondike in writing of its intention at least 60 days prior to the earliest date that any of the Dropped Claims are due to lapse and, if Klondike so elects in writing within 10 business days of receipt of such written notice, Rise shall reconvey the Dropped Claims to Klondike at no cost and shall forthwith deliver to Klondike all maps, other documents, information and data respecting the Dropped Claims as are then in Rise’s possession.  In circumstances where the Dropped Claims constitute all, or substantially all the Property, and where such Dropped Claims are reconveyed to Klondike as provided for herein, Rise shall also re-assign the Assignment to Klondike and Klondike shall assume the obligations of Rise under the Assignment Agreement; and

(e)

as a condition of any sale or transfer of its interest in the Property by Rise to a third party, use its reasonable commercial efforts to cause such third party to agree to assume all of the obligations of Rise under Section 4.10 hereof.

PART 5
COVENANTS

5.1

Klondike covenants and agrees with Rise as follows:

(a)

until the First Closing, Klondike shall maintain its interests in the Property in good standing;

(b)

Klondike shall use its reasonable commercial efforts to obtain all required consents, approvals and agreements to effect the transactions contemplated in this Agreement by the First Closing;

(c)

Klondike shall use its reasonable commercial efforts to cure all deficiencies in the title of the mineral claims comprising of the Property by the Second Closing.

(d)

Klondike shall deliver or cause to be delivered to Rise copies of all available maps and other documents and make available to Rise all information and data in its possession or control respecting the Property;

(e)

Klondike shall deliver or cause to be delivered to Rise sufficient documents for Rise to indentify the individual claims licenses relating to the Underlying Royalties; and

(f)

Klondike hereby irrevocably covenants, undertakes and agrees to vote (or cause to be voted) all of the Shares and any Warrant Shares received by Klondike under this Agreement as directed by management of Rise on any matters of Rise requiring approval by the shareholders of Rise.  In addition, Klondike will not grant to any person other than Rise a proxy to vote or enter into any voting trust, vote pooling or other agreement with respect to the right to vote the Shares and any Warrant Shares.

5.2

Rise covenants and agrees that it shall use all reasonable commercial efforts to obtain all required consents, approvals and agreements as may be required for the transaction contemplated under this Agreement.

PART 6
KLONDIKE ROYALTY

6.1

Klondike hereby retains a Klondike Royalty in the Property equal to two percent (2%) of net smelter returns received from production on the Property as calculated pursuant to Schedule “C” which is attached hereto.

6.2

Rise will work, mine and operate the Property during such time or times as Rise in its sole judgment considers such operations to be profitable.

6.3

Rise may suspend or curtail operations during periods when the products derived from the Property cannot be profitably sold at prevailing prices or if an unreasonable inventory thereof, in Rise’s sole judgement, has accumulated or would otherwise accumulate.

6.4

At any time after the First Closing, Rise will have the right to purchase 50% of the Klondike Royalty (i.e., a 1% Klondike Royalty) for a consideration of CAD$1,000,000 which said sum is payable within 10 business days from the delivery of a written notice thereof to Klondike.

PART 7
RIGHT OF ENTRY

7.1

Except as otherwise provided in this Agreement, Rise and its servant, agents and independent contractors, shall, from the date of the First Closing, or from such earlier date as agreed to by the parties hereto, have the right in respect of the Property to:

(a)

enter in, under and upon the Property;

(b)

have quiet possession of the Property;

(c)

do such prospecting, exploration, development and/or other mining work thereon and thereunder as it in its sole discretion may determine advisable;

(d)

bring upon and erect upon the Property buildings, plant, machinery and equipment as Rise may deem advisable; and

(e)

remove from the Property and dispose of reasonable quantities of ores, minerals and metals for the purpose of obtaining assays or making other tests.

7.2

Rise covenants to:

(a)

until the completion of the Second Closing, keep the Property in the same condition they were found as of the First Closing; and

(b)

in the event this Agreement is terminated, deliver to Klondike, upon written request, copies of all available assays, records, maps, reports, results of surveys, drill logs and other factual reports and data with respect to work carried out by Rise on the Property.

7.3

Klondike and its servants, agents or independent contractors, shall, until the completion of the Second Closing, have the right in respect of the Property to enter in, under and upon the Property for the purpose of inspecting all work activities of Rise.

PART 8
INDEMNIFICATION

8.1

Klondike shall be liable to and shall indemnify and save harmless Rise and its respective directors, officers, employees, shareholders and representatives for a period of twenty-four (24) months from the First Closing Date from any Claim suffered by, imposed upon or asserted against it or any of them as a result of, in respect of, connected with or arising out of:

(a)

any breach of inaccuracy of any representation or warranty given by Klondike contained in this Agreement; and

(b)

any failure of Klondike to perform or fulfill any of its covenants or obligations under this Agreement.

8.2

Rise shall be liable to and shall indemnify and save harmless Klondike and its respective directors, officers, employees, shareholders and representatives for a period of twenty-four (24) months from the First Closing Date from any Claim suffered by, imposed upon or asserted against it or any of them as a result of, in respect of, connected with or arising out of:

(a)

any breach or inaccuracy of any representation or warranty given by Rise contained in this Agreement; and

(b)

any failure of Rise to perform or fulfill any of its covenants or obligations under this Agreement.

8.3

Klondike agrees to indemnify and save Rise harmless from and against any Environmental Claim suffered or incurred by Rise arising directly or indirectly from any operations or activities conducted in or on the Property, whether by Klondike or others, prior to the Second Closing of this Agreement, except if the Environmental Claim resulted from any operations or activities conducted by Rise, its servant, its agents or its independent contractors.

8.4

Rise agrees to indemnify and save Klondike harmless from and against any Environmental Claim suffered or incurred by Klondike arising directly or indirectly from any operations or activities conducted on the Property, whether by Rise, its employees or agents, after the Second Closing of this Agreement.

8.5

The provisions of Sections 8.3 and 8.4 shall survive any termination and shall continue in full force and effect without limitation of time.

PART 9
TRANSACTIONS COSTS

9.1

Each party shall be responsible for their own costs in regards of the transactions contemplated herein.

PART 10
CLOSING CONDITIONS

10.1

The purchase and sale contemplated herein is subject to the following conditions being satisfied at or prior to the Second Closing, which are for the exclusive benefit of Klondike and may be waived, in whole or in part, by Klondike in its sole discretion:

(a)

the representations and warranties of Rise contained in this Agreement shall have been true and correct as of the First Closing Date and shall be true and correct as of the Second Closing Date as if such representations and warranties had been made on and as of such date;

(b)

Rise shall have fulfilled or complied with all covenants contained in this Agreement to be fulfilled or complied with by them at or prior to the Second Closing;

(c)

there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement, and all consents, orders and approvals required or necessary or desirable for the completion of the transactions contemplated by this Agreement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances, all on terms satisfactory to Klondike, acting reasonably; and

(d)

Rise shall have delivered or caused to be delivered the closing documents as provided in Section 11.3 and 11.5.

10.2

The purchase and sale contemplated herein is subject to the following conditions being satisfied at or prior to the Second Closing, which are for the exclusive benefit of Rise and may be waived, in whole or in part, by the Rise in its sole discretion:

(a)

the representations and warranties of Klondike contained in this Agreement shall have been true and correct as of the First Closing Date and shall be true and correct as of the Second Closing Date as if such representations and warranties had been made on and as of such date;

(b)

Klondike shall have fulfilled or complied with all covenants contained in this Agreement to be fulfilled or complied with by them at or prior to the Second Closing;

(c)

there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement, and all consents, orders and approvals required or necessary or desirable for the completion of the transactions contemplated by this Agreement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances, all on terms satisfactory to Rise, acting reasonably;

(d)

there shall not have been any material adverse change to the Property or Klondike’s interests therein; and

(e)

Klondike shall have delivered or caused to be delivered the closing documents as provided in Section 11.2 and 11.4.

PART 11
THE CLOSINGS

11.1

The closing of the transactions contemplated herein will take place at the offices of Rise at the address given on the first page of the Agreement or such other place or date and time mutually agreeable to the parties.

11.2

At the First Closing, Klondike shall have delivered or caused to be delivered to Rise:

(a)

duly executed Assignment and Transfer Agreement effecting the transfer of the Property and duly executed Assignment Agreement effecting the Assignment, as contemplated by Section 4.9;

(b)

certified copies of resolutions of the directors of Klondike duly passed, with a certification that they have not been rescinded and continue to be in effect authorizing the execution, delivery and implementation of this Agreement and of all transactions contemplated hereby and all documents to be delivered by Klondike pursuant hereto; and

(c)

copies of the documents referenced in Section 2.1(m) hereof.

11.3

At the First Closing, Rise shall have delivered or caused to be delivered to Klondike the following documents:

(a)

a certified cheque in the amount of CAD$50,000 to Klondike;

(b)

a duly registered share certificate representing the 1,500,000 Shares;

(c)

a duly registered warrant certificate representing the 1,500,000 Warrants; and

(d)

a certified copy of a resolution of the directors of Rise duly passed, with a certification that it has not been rescinded and continues to be in effect, authorizing the execution, delivery and implementation of this Agreement and of all transactions contemplated hereby and all documents to be delivered by Rise pursuant hereto.

11.4

At the Second Closing, Klondike shall have delivered or caused to be delivered to Rise the following:

(a)

confirmation that all deficiencies, if any, with respect to the title of the mineral claims comprising the Property have been cured, or confirmation that Klondike has used its reasonable commercial efforts to cure all deficiencies and details with respect to any remaining incurable deficiencies; and

(b)

if it chooses to exercise the Affiliate Shares Option and/or the Affiliate Warrants Options, evidence of a Declaration and Option Notice being provided on the Exercise Date in accordance with Section 4.5.

11.5

At the Second Closing, Rise shall have delivered or caused to be delivered to Klondike the following documents:

(a)

confirmation from Rise that it has wired the sum of CAD$150,000, or provided a certified cheque in the amount of CAD$150,000, to Klondike;

(b)

if Klondike does not exercise the Affiliate Shares Option and/or the Affiliate Warrants Option,

(i)

a duly registered share certificate representing the 2,000,000 Shares (“Final Payment Shares”); and

(ii)

a duly registered warrant certificate representing the 1,000,000 Warrants (“Final Payment Warrants”);

(c)

if Klondike exercises the Affiliate Shares Option and/or the Affiliate Warrants Option,

(i)

a duly registered share certificate representing the Final Payment Shares, minus any Affiliate Shares paid for in their cash value equivalents in accordance with Klondike exercising the Affiliate Shares Option;

(ii)

a duly registered warrant certificate representing the Final Payment Warrants, minus any Affiliate Warrants paid for in their cash value equivalents in accordance with Klondike exercising the Affiliate Warrants Option; and

(iii)

a confirmation from Rise that it has wired the cash value equivalents of the Affiliate Shares and Affiliate Warrants in accordance with the calculations set out in Sections 4.3 and 4.4, to Klondike; and

(d)

confirmation from Rise that it is satisfied that Klondike has completed its obligation pursuant to Section 5.1(c) or notice from Rise that it has waived such obligation of Klondike under Section 5.1(c).

PART 12
CONFIDENTIAL INFORMATION

12.1

The parties hereto agree to hold in confidence all information obtained in confidence in respect of the Property and the Underlying Royalties or otherwise in connection with this Agreement other than in circumstances where a party has an obligation to disclose such information in accordance with applicable securities legislation, in which case such disclosure will only be made after consultation with the other party.

PART 13
TERMINATION OF AGREEMENT

13.1

This Agreement may, by notice in writing given prior to the Second Closing, be terminated:

(a)

by unanimous consent of the parties;

(b)

by Klondike if any of the conditions in Section 10.1 have not been satisfied at or prior to the Second Closing and Klondike has not waived such conditions at or prior to the Second Closing; or

(c)

by Rise if any of the conditions in Section 10.2 have not been satisfied at or prior to the Second Closing and Rise has not waived such conditions at or prior to the Second Closing.

13.2

If Rise terminates the Agreement for a breach of Section 5.1(c) and such breach has not been waived by Rise, Rise shall transfer the Property back to Klondike and this Agreement and the agreements pursuant to this Agreement shall be deemed to be terminated save and except for the agreements, acknowledgements, representations and/or warranties made by Klondike in Section 2.2; Rise shall no longer be obligated to purchase the Property or assume the Assignment, and Klondike shall be able to retain the Initial Payment.

PART 14
ARBITRATION

14.1

All questions or matters in dispute with respect to this Agreement or in respect of the calculation of or amounts taken into account in the determination of the Royalty will be submitted to arbitration pursuant to the terms hereof.

14.2

It will be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration will have given not less than 15 days’ prior written notice of its intention to do so to the other party together with particulars of the matter in dispute.

14.3

On the expiration of such 15 days, the party who gave such notice may proceed to refer the dispute to arbitration.

14.4

The party desiring arbitration will appoint one arbitrator, and will notify the other party of such appointment, and the other party will, within 15 days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, will, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for.

14.5

If the other party will fail to appoint an arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the parties fail to agree on the appointment of the chairman, the chairman will be appointed under the provisions of the Commercial Arbitration Act of the Province of British Columbia, R.S.B.C. 1996, as amended from time to time (the “Act”).

14.6

Except as specifically otherwise provided in this Part 14 the arbitration herein provided for will be conducted in accordance with such Act.

14.7

The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, will fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he will preside over the arbitration and determine all questions of procedure not provided for under such Act or this Part 14.

14.8

After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, will make an award and reduce the same to writing, and deliver one copy thereof to each of the parties.

14.9

The expense of the arbitration will be paid as specified in the award.

14.10

The parties may agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, will be final and binding upon each of them.

PART 15
NOTICES

15.1

All notices, consents, demands and requests (in this section called the “Communication”) required or permitted to be given under this Agreement shall be in writing and may be delivered personally, sent by telegram, by telex or telecopier or other electronic means or may be forwarded by first class prepaid registered mail to the parties at their addresses first above written.  Any Communication delivered personally or sent by telegram, telex or telecopier or other electronic means shall be deemed to have been given and received on the second business day following the date of sending.  Any Communication mailed as aforesaid shall be deemed to have been given and received on the fifth business day following the date it is posted, addressed to the parties at their addresses first above written or to such other address or addresses as either party may from time to time specify by notice to the other; provided, however, that if there shall be a mail strike, slowdown or other labour dispute which might affect delivery of the Communication by mail, then the Communication shall be effective only if actually delivered.

15.2

Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice will be given to it thereafter until further change.

PART 16
GENERAL

16.1

This Agreement will supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

16.2

No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance of such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

16.3

The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the parties in the Property.

16.4

The rights under this Agreement are not assignable by Klondike or Rise, as the case may be, without the written consent of the other party first having been obtained.

16.5

This Agreement will be construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

16.6

The headings appearing in this Agreement are for general information and reference only and this Agreement will not be construed by reference to such headings.

16.7

In interpreting this Agreement and any schedules hereto attached, where the context so requires, the singular will include the plural, and the masculine will include the feminine, the neuter, and vice versa.

16.8

Nothing herein will constitute or be taken to constitute the parties as partners or create any fiduciary relationship between them provided, however, that this qualification will not limit the express duty of each party to act toward the other party at all times in good faith with respect to all their obligations under this Agreement.

16.9

No modification, alteration or waiver of the terms herein contained will be binding unless the same is in writing, dated subsequently hereto, and fully executed by the Parties.

16.10

This Agreement may be executed by facsimile or other electronic means and in one or more counterparts, all of which shall be considered one and the same Agreement.  Delivery by facsimile or other electronic means shall be deemed effective and enforceable as if it were an original.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of and from the day and year first above written.

KLONDIKE GOLD CORP.
Per:	/s/ “Peter Tallman”
Authorized Signatory

RISE RESOURCES INC.
Per:	/s/ “Fred Tejada”
Authorized Signatory

Schedule “A”

MINERAL CLAIMS COMPRISING THE PROPERTY

CLUBINECRUZ-MIDWAYPANDA IRISHMAN

Mining District	Tenure Number	Claim Name	Claim Owner	Issue Date	Expiry Date	Map	Area (ha)
British Columbia	508413		100809	08-Mar-05	13-Dec-17	082F	632.701
British Columbia	1030333	IRISHMAN	100809	17-Aug-14	13-Dec-17	082F	252.999
British Columbia	1030336	IRISHMAN	100809	17-Aug-14	13-Dec-17	082F	63.236
British Columbia	1030337	IRISHMAN	100809	17-Aug-14	13-Dec-17	082F	126.473
British Columbia	1030924	PANDA	100809	13-Sep-14	13-Dec-17	082F	632.702

QUARTZ MOUNTAIN

Mining District	Tenure Number	Claim Name	Claim Owner	Issue Date	Expiry Date	Map	Area (ha)
British Columbia	209664	ROME	100809	03-Mar-76	19-Aug-18	082F060	25.000
British Columbia	334057	PRICE	100809	26-Feb-95	19-Aug-18	082F060	25.000
British Columbia	334236	ANDERSON	100809	11-Mar-95	19-Aug-18	082F060	25.000
British Columbia	339049	ALDER 2	100809	19-Aug-95	19-Aug-18	082F060	25.000
British Columbia	339050	WILLOW 2	100809	19-Aug-95	19-Aug-18	082F060	25.000
British Columbia	350003	DCJ 1	100809	26-Aug-96	19-Aug-18	082F060	25.000
British Columbia	394287	BON 1	100809	21-Jun-02	19-Aug-18	082F060	300.000
British Columbia	394288	BON 2	100809	20-Jun-02	17-Jul-17	082F060	25.000
British Columbia	505462		100809	02-Feb-05	19-Aug-18	082F	20.955
British Columbia	505464		100809	02-Feb-05	19-Aug-18	082F	20.954
British Columbia	505466		100809	02-Feb-05	19-Aug-18	082F	20.964
British Columbia	505467		100809	02-Feb-05	19-Aug-18	082F	104.786
British Columbia	505468		100809	02-Feb-05	19-Aug-18	082F	20.957
British Columbia	505469		100809	02-Feb-05	19-Aug-18	082F	20.955
British Columbia	505470		100809	02-Feb-05	19-Aug-18	082F	20.952

British Columbia	505488	100809	02-Feb-05	19-Aug-18	082F	83.830
British Columbia	505489	100809	02-Feb-05	19-Aug-18	082F	62.862
British Columbia	505491	100809	02-Feb-05	19-Aug-18	082F	20.958
British Columbia	505493	100809	02-Feb-05	19-Aug-18	082F	20.954
British Columbia	505495	100809	02-Feb-05	19-Aug-18	082F	20.956
British Columbia	505497	100809	02-Feb-05	19-Aug-18	082F	41.907
British Columbia	505500	100809	02-Feb-05	19-Aug-18	082F	62.857
British Columbia	505502	100809	02-Feb-05	19-Aug-18	082F	20.954
British Columbia	505506	100809	02-Feb-05	19-Aug-18	082F	62.854
British Columbia	505507	100809	02-Feb-05	19-Aug-18	082F	20.951
British Columbia	505508	100809	02-Feb-05	19-Aug-18	082F	41.904
British Columbia	505509	100809	02-Feb-05	19-Aug-18	082F	41.903
British Columbia	505510	100809	02-Feb-05	19-Aug-18	082F	41.908
British Columbia	505514	100809	02-Feb-05	17-Jul-17	082F	20.952
British Columbia	505515	100809	02-Feb-05	17-Jul-17	082F	83.806
British Columbia	505516	100809	02-Feb-05	17-Jul-17	082F	20.951
British Columbia	505517	100809	02-Feb-05	17-Jul-17	082F	41.907
British Columbia	505518	100809	02-Feb-05	17-Jul-17	082F	83.820
British Columbia	505520	100809	02-Feb-05	17-Jul-17	082F	20.957
British Columbia	505521	100809	02-Feb-05	17-Jul-17	082F	20.957
British Columbia	505522	100809	02-Feb-05	17-Jul-17	082F	20.958
British Columbia	505523	100809	02-Feb-05	17-Jul-17	082F	20.955
British Columbia	505524	100809	02-Feb-05	19-Aug-18	082F	20.957
British Columbia	505525	100809	02-Feb-05	19-Aug-18	082F	41.957
British Columbia	505526	100809	02-Feb-05	19-Aug-18	082F	20.957

British Columbia	505527		100809	02-Feb-05	19-Aug-18	082F	41.917
British Columbia	505528		100809	02-Feb-05	19-Aug-18	082F	20.958
British Columbia	505529		100809	02-Feb-05	17-Jul-17	082F	41.920
British Columbia	505530		100809	02-Feb-05	19-Aug-18	082F	20.960
British Columbia	505531		100809	02-Feb-05	19-Aug-18	082F	20.960
British Columbia	505532		100809	02-Feb-05	19-Aug-18	082F	41.923
British Columbia	505533		100809	02-Feb-05	19-Aug-18	082F	41.926
British Columbia	505534		100809	02-Feb-05	19-Aug-18	082F	20.964
British Columbia	505535		100809	02-Feb-05	19-Aug-18	082F	41.932
British Columbia	505536		100809	02-Feb-05	19-Aug-18	082F	41.935
British Columbia	505537		100809	02-Feb-05	19-Aug-18	082F	83.867
British Columbia	505538		100809	02-Feb-05	19-Aug-18	082F	41.933
British Columbia	506657		100809	10-Feb-05	30-Aug-17	082F	83.749
British Columbia	506661		100809	10-Feb-05	30-Aug-17	082F	20.936
British Columbia	506790		100809	11-Feb-05	19-Aug-18	082F	20.952
British Columbia	506791		100809	11-Feb-05	19-Aug-18	082F	20.951
British Columbia	506793		100809	11-Feb-05	19-Aug-18	082F	20.952
British Columbia	506794		100809	11-Feb-05	19-Aug-18	082F	20.952
British Columbia	506795		100809	11-Feb-05	19-Aug-18	082F	62.867
British Columbia	523965	SHY 17	100809	16-Dec-05	30-Aug-17	082F	20.938
British Columbia	532116	QTZ MTN N	100809	14-Apr-06	17-Jul-17	082F	104.751
British Columbia	535409	QUARTZ MOUNTAIN 4	100809	12-Jun-06	17-Jul-17	082F	460.806
British Columbia	535412	QUARTZ MOUNTAIN 2	100809	12-Jun-06	17-Jul-17	082F	272.341

British Columbia	535416	QUARTZ MOUNTAIN 3	100809	12-Jun-06	17-Jul-17	082F	272.361
British Columbia	535420	QUARTZ MOUNTAIN 1	100809	12-Jun-06	17-Jul-17	082F	188.589

RED POINT

Mining District	Tenure Number	Claim Name	Claim Owner	Issue Date	Expiry Date	Map	Area (ha)
British Columbia	518091		100809	21-Jul-05	24-Aug-18	082F	275.175
British Columbia	526137		100809	24-Jan-06	24-Aug-18	082F	1311.921
British Columbia	526138		100809	24-Jan-06	24-Aug-18	082F	613.630
British Columbia	526139	VALLEY	100809	24-Jan-06	24-Aug-18	082F	84.630
British Columbia	533078	WD	100809	26-Apr-06	24-Aug-18	082F	126.989
British Columbia	533079	LITTLE GIANT	100809	26-Apr-06	24-Aug-18	082F	42.336
British Columbia	533081	GOLD FLAIR	100809	26-Apr-06	24-Aug-18	082F	380.920
British Columbia	533385	SOUTH POINT	100809	02-May-06	24-Aug-18	082F	402.270
British Columbia	533590	GALIANO1	100809	05-May-06	24-Aug-18	082F	21.170

RON GOLD

Mining District	Tenure Number	Claim Name	Claim Owner	Issue Date	Expiry Date	Map	Area (ha)
British Columbia	232819	Majestic	100809	10-Jan-80	31-Dec-16	082F043	25.000
British Columbia	232820	Invincible	100809	10-Jan-80	31-Dec-16	082F044	25.000
British Columbia	232821	Vernamo	100809	10-Jan-80	31-Dec-16	082F044	25.000
British Columbia	232834	Republic Fr.	100809	17-Jan-80	31-Dec-16	082F043	25.000
British Columbia	232835	Moken Bird Fr.	100809	17-Jan-80	31-Dec-16	082F043	25.000

British Columbia	232836	Mika Chahko	100809	17-Jan-80	31-Dec-16	082F043	25.000
British Columbia	232839	RON #1 FR.	100809	24-Jan-80	31-Dec-18	082F044	25.000
British Columbia	232840	RON #2 FR.	100809	24-Jan-80	31-Dec-16	082F044	25.000
British Columbia	232841	RON #4	100809	24-Jan-80	31-Dec-17	082F044	25.000
British Columbia	232842	RON #5	100809	24-Jan-80	31-Dec-17	082F044	25.000
British Columbia	232843	RON #6	100809	24-Jan-80	31-Dec-17	082F044	25.000
British Columbia	232844	RON #7	100809	24-Jan-80	31-Dec-17	082F044	25.000
British Columbia	232845	RON #8	100809	24-Jan-80	31-Dec-17	082F044	25.000
British Columbia	232855	RON #3 FR.	100809	10-Mar-80	31-Dec-16	082F043	25.000
British Columbia	233228	MAJESTIC FR.	100809	14-May-84	31-Dec-16	082F043	25.000
British Columbia	233257	RON #17 FR	100809	28-Aug-84	31-Dec-16	082F043	25.000
British Columbia	233385	Josie	100809	29-Oct-85	31-Dec-17	082F044	25.000
British Columbia	300375	RON #4 FR.	100809	03-Jun-91	31-Dec-16	082F043	25.000
British Columbia	374494	ROYAL ARTHUR	100809	25-Feb-00	31-Dec-16	082F044	25.000
British Columbia	378774	ART 2	100809	18-Jul-00	31-Dec-17	082F044	25.000
British Columbia	378775	ART 3	100809	18-Jul-00	31-Dec-17	082F044	25.000
British Columbia	391367	MAJESTIC #1	100809	18-Dec-01	31-Dec-16	082F043	25.000
British Columbia	391368	MAJESTIC #2	100809	18-Dec-01	31-Dec-18	082F043	25.000
British Columbia	392164	MAJESTIC 3	100809	07-Mar-02	31-Dec-16	082F043	25.000
British Columbia	514473		100809	14-Jun-05	31-Dec-17	082F	146.999
British Columbia	514476		100809	14-Jun-05	31-Dec-16	082F	146.981
British Columbia	514477		100809	14-Jun-05	31-Dec-16	082F	125.981
British Columbia	514478		100809	14-Jun-05	31-Dec-16	082F	83.973
British Columbia	514479		100809	14-Jun-05	31-Dec-16	082F	63.007

THEA

Mining District	Tenure Number	Claim Name	Claim Owner	Issue Date	Expiry Date	Map	Area (ha)
British Columbia	1034316	THEA	100809	23-Feb-15	05-Sep-18	082F	1116.906

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Schedule “B”

UNDERLYING ROYALTIES

1.

Option Agreement between Michael Gerg and Klondike Gold Corp. dated July 15, 2003 concerning Red Point Claim Numbers 526137 and 526138.

•

Michael Gerg is entitled to a royalty equal to 2% of net metal returns as calculated in accordance with the provisions of the Option Agreement.

2.

Option Agreement between Eric and Jack Denny and Klondike Gold Corp. dated July 15, 2003 concerning Ron Gold and the Claims Numbers 232819, 232820, 232821, 232834, 232836, 232835, 232839, 232840, 232841, 232842, 232843, 232844, 232845, 232855, 233228, 233257, 300375, 233385, 374494, 378774, 378775, 391367, 391368 and 392164

•

Eric and Jack Denny are entitled to a royalty equal to 2% of net metal returns as calculated in accordance with the provisions of the Option Agreement.

3.

Option Agreement between Don Jackson, Glen Rodgers and Klondike Reef Mines Ltd. dated July 1, 1996 concerning the Quartz Mountain Claim Numbers 209664, 334057, 334236, 339049 and 339050, as amended on October 15, 1997 and assigned pursuant to an assignment agreement between Klondike Reef Mines Ltd. and Klondike Gold Corp. dated August 28, 1997, as amended on October 15, 1997.

•

Don Jackson and Glen Rodgers are entitled to a royalty equal to 2% of net metal returns as calculated in accordance with the provision of the Option Agreement.

•

Klondike Reef Mines Ltd. retains a 10% Net Profits Interest in the property as calculated in accordance with the provision of an assignment agreement between Klondike Reef Mines Ltd. and Klondike Gold Corp. dated August 28, 1997, as amended on October 15, 1997.

__________

Schedule “C”

NET SMELTER RETURNS ROYALTY DEED

1.

The holder of the working interest in the Property (the “Owner”) hereby grants the holder of this Royalty (the “Grantee”), a royalty (the “Royalty”) on Net Smelter Returns (“Net Smelter Returns”) equal to 2% for minerals mined and removed from the Property which royalty will be calculated, paid and otherwise regulated in accordance with the terms of this Royalty Deed.

2.

For the purposes hereof, Net Smelter Returns will be calculated by taking the gross revenues from the sale by the Owner of all minerals mined and removed from the Property and from the sale by the Owner of concentrate and metal derived from ore mined from the Property, and deducting therefrom

(a)

all smelting costs, treatment charges and penalties including, but not being limited to, metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser; provided, however, in the case of leaching operations or other solution mining or beneficiation techniques, where the metal being treated is precipitated or otherwise directly derived from such leach solution, all processing and recovery costs incurred by the Owner, beyond the point at which the metal being treated is in solution, shall be considered as treatment charges;

(b)

costs of handling, transporting, securing, insuring or selling such ores, minerals and other materials or concentrates from the Property or from a concentrator, whether situated on or off the Property, to a smelter, refinery or other place of treatment, and in the case of gold or silver concentrates, security costs, and

(c)

ad valorem taxes and taxes based upon sales or production, but not income taxes.

3.

For the purposes of determining Net Smelter Returns, all receipts and disbursements in a currency other than Canadian dollars will be converted into Canadian dollars on the day of receipt.

4.

At such time production is commenced on the Property, the Grantee will be provided quarterly and annual calculation of Net Smelter Returns and the Royalty, determined in accordance with this Royalty Deed, for the preceding quarter, certified correct by the Owner.

5.

Payments on the Royalty for will be made in Canadian dollars within 30 days of the end of each quarter of which Net Smelter Returns, as determined on the basis of final adjusted invoices, are received by the Owner.

6.

All Royalty Payments to be made to the Grantee by the Owner will be made to the Grantee at a bank specified by the Grantee in §7.

7.

Upon 30 days’ prior written notice by the Owner to the Grantee, the Grantee will designate a “Payment Bank” for payment, such payments to continue at the Payment Bank notwithstanding any assignment or transfer of the Royalty.

8.

Nothing contained in this Royalty Deed will be construed as conferring upon the Grantee any right to or beneficial interest in the Property, except the right to receive a percentage of Net Smelter Returns from the Owner as and when due and will not be deemed to create any fiduciary relationship between the Owner and the Grantee for any purpose whatsoever.

9.

The Owner may, but will not be under any duty to, engage in price protection (hedging) or speculative transactions such as futures contracts and commodity options in its sole discretion covering all or part of production from the Property and, except in the case where products are actually delivered and a sale is actually consummated under this price protection or speculative transactions, neither the profits or losses from such transactions will be taken into account in calculating Net Smelter Returns or any interest therein.

10.

The Owner will be entitled to make all operational decisions with respect to the methods and extent of mining and processing of ore, concentrate and metal produced from the Property.

11.

If the Property is brought into commercial production, it may be operated as a single operation with other mining properties owned by third parties or in which the Owner has an interest, in which event (notwithstanding separate ownership thereof) ores mined from the mining properties (including the Property) may be blended at the time of mining or at any time thereafter.

12.

The Owner will ensure that reasonable practices and procedures are adopted and employed for weighing, determining mineral content, sampling and assaying and determining recovery factors.

13.

Except for payments of the Royalty, all notices, designations, or other documents required or authorized by the terms of this Royalty Deed will be in writing and will be personally delivered or mailed in Canada by registered or certified mail, postage prepaid, addressed to the address of the intended recipient given by notice pursuant to the Agreement to which this is a Schedule.

__________

Schedule “D”

ASSIGNMENT AND TRANSFER AGREEMENT

See attached form.

__________

Schedule “E”

ASSIGNMENT AGREEMENT

See attached form.

__________